                                   EXHIBIT B

               TRANSACTIONS IN THE STOCK BY THE REPORTING PERSONS
               --------------------------------------------------


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Settlement               For the                     Price
  Date         By       Account of      Quantity    per Share  Type of Trade   Broker
=======================================================================================
  07/30/96   Partners      BVF            115,000     $ 8.6250   Purchase        HMQT
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  07/30/96   Partners      ILL10           35,000     $ 8.6250   Purchase        HMQT
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  07/31/96   Partners      BVF              7,500     $ 8.6250   Purchase        HMQT
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  08/05/96   Partners      BVF             15,000     $ 8.2500   Purchase        HMQT
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  08/05/96   Partners      ILL10            5,000     $ 8.2500   Purchase        HMQT
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  08/31/96   Partners      BVF Ltd.        17,500     $ 9.2500   Purchase        NB
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  09/23/96   Partners      BVF Ltd.         4,479     $ 9.3750   Purchase        MIST
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  09/25/96   Partners      BVF              1,333     $ 9.4375   Purchase        MIST
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  09/26/96   Partners      BVF Ltd.         2,000     $ 9.4375   Purchase        MIST
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  10/31/96   Partners      BVF             (6,000)    $18.9375   Sale            MIST
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  11/01/96   Partners      ILL10           (3,000)    $18.9375   Sale            MIST
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  11/29/96   Partners      BVF             (6,000)    $18.7500   Sale            MIST
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  11/29/96   Partners      BVF Ltd.        (1,000)    $18.7500   Sale            MIST
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  12/19/96   Partners      BVF Ltd.        30,000     $11.5000   Purchase        HMQT
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  12/19/96   Partners      BVF Ltd.        17,000     $11.5156   Purchase        MIST
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  01/03/97   Partners      BVF Ltd.         6,000     $11.8125   Purchase        MIST
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  01/06/97   Partners      BVF Ltd.         2,500     $11.8125   Purchase        MIST
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  01/07/97   Partners      BVF Ltd.         5,000     $12.0000   Purchase        MIST
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  01/17/97   Partners      BVF Ltd.        10,000     $16.9063   Purchase        MIST
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  01/17/97   Partners      ILL10          (10,000)    $16.8750   Sale            MIST
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  02/13/97   Partners      BVF Ltd.       (14,000)    $22.8750   Sale            MIST
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  02/13/97   Partners      ILL10           (3,500)    $22.8750   Sale            MIST
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  02/14/97   Partners      ILL10           (2,500)    $23.2500   Sale            MIST
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  02/18/97   Partners      ILL10           (1,000)    $22.8750   Sale            MIST
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  04/11/97   Partners      BVF             (5,000)    $18.1250   Sale            MIST
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  04/11/97   Partners      BVF Ltd.        (9,000)    $18.1250   Sale            MIST
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  04/11/97   Partners      ILL10           (2,000)    $18.1250   Sale            MIST
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Settlement               For the                     Price
  Date         By       Account of      Quantity    per Share  Type of Trade   Broker
=======================================================================================
  04/14/97   Partners      BVF Ltd.        (4,000)    $18.0000   Sale            MIST
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  04/18/97   Partners      BVF             (4,000)    $18.0000   Sale            MIST
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HMQT     =      Hambrecht, Quist
MIST     =      Mr. Stock
NB       =      No Broker